UBS Series Funds

December 29, 2020

Supplement to the Prospectus dated August 28, 2020, as supplemented.

Includes:

•	UBS Select ESG Prime Institutional Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the Prospectus for UBS Select ESG Prime Institutional Fund regarding the extension of the voluntary fee waiver through January 31, 2021. This disclosure change will become effective on January 1, 2021.

The Prospectus is hereby supplemented as shown below.

The section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 50 of the Prospectus is revised by replacing the first sentence of the fifth paragraph of that section in its entirety with the following:

UBS AM will voluntarily waive its 0.10% master fund level fee in order to voluntarily reduce UBS Select ESG Prime Institutional Fund’s expenses by 0.10% until January 31, 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1086